EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated February 10, 1999 on the financial statements of Snyder Oil Corporation included in this Form 10-K, into Snyder Oil Corporation's previously filed Registration Statement File Nos. 33-34446, 33-45213, 33-54809, 33-64219,
333-09877 and 333-71595.








                                                 ARTHUR ANDERSEN LLP



Fort Worth, Texas,
February 10, 1999